UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446 (Commission file number)	94-3025618 (IRS Employer Identification No.)
3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On October 13, 2011, Richard S. Schneider, Ph.D. retired as a member of the Board of Directors (the “Board”) of Landec Corporation (the “Company”).

(d)  As previously disclosed in the Company’s proxy statement for the Annual Meeting of Stockholders, on October 13, 2011, Gary T. Steele resigned as a Class 2 director and was thereafter elected by the Board to serve as a member of the Board as a Class 1 director.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 13, 2011, the Board approved an amendment and restatement of its Bylaws to decrease the number of authorized directors from nine (9) to eight (8).  Attached as Exhibit 3.1 to this filing is a copy of the Amended and Restated Bylaws.

Item 5.07           Submission of Matters to a Vote of Security Holders.

           On October 13, 2011, the Company held its Annual Meeting of Stockholders.  The four proposals presented to stockholders were the election of five Class 2 directors, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2012, the approval of a non-binding advisory proposal on executive compensation and an advisory vote to determine whether the non-binding advisory proposal on executive compensation should occur every one, two or three years.

1.           The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non Votes
Gary T. Steele	17,052,184	479,625	6,239,425
Duke K. Bristow, Ph.D.	17,249,011	282,798	6,239,425
Dean Hollis	17,250,121	281,688	6,239,425
Robert Tobin	17,208,888	322,921	6,239,425
Nicholas Tompkins	17,071,759	460,050	6,239,425

All of the nominees were elected.

2.           The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2012 received 23,722,568 votes for approval and 43,119 votes against approval, with 5,547 votes abstaining.

3.           The Company’s stockholders approved the non-binding advisory proposal on executive compensation as follows:

For	Against	Abstain	Broker Non-Votes
17,251,020	95,881	184,908	6,239,425

4.           On an advisory basis, the Company’s stockholders indicated their preference for the non-binding advisory proposal on executive compensation to be held annually.

One Year	Two Years	Three Years	Abstain	Broker-Non-Votes
15,245,310	69,488	2,050,744	166,267	6,239,425

Based on these results, and consistent with the Board’s recommendation, the Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

3.1     Amended and Restated Bylaws of Landec Corporation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION Registrant

Date: October 18, 2011	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED October 18, 2011

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Landec Corporation